EXHIBIT 10.8
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                MERGE TECHNOLOGIES INCORPORATED
       1998 STOCK OPTION PLAN FOR DIRECTORS (THE "PLAN")

I.   GENERAL.

     A.   PURPOSE.

     The purpose of this 1998 Stock Option Plan for Directors (the "Plan") is to advance the interests of the stockholders of Merge Technologies Incorporated (the "Company") by providing the members of the Company's Board of Directors who are not also employed by the Company (the "Directors") with an opportunity to acquire or increase their proprietary interests in the Company by granting them options to purchase shares of the Company's common stock (the "Shares" or "Common Stock"). By encouraging these individuals to become owners of Shares, the Company seeks to motivate, retain and attract those highly competent individuals upon whose judgment, initiative, and leadership the Company's success in large measure depends. The options granted hereunder are not "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986.

     B.   STRUCTURE OF THE PLAN.

     The Plan shall consist of a "Director Option Grant Program," described in Section II. Under the Director Option Grant Program, all of the Directors will be granted options to purchase Shares and any other stock or security resulting from the adjustment thereof or substitution therefor.

     C.   GENERAL GRANTS AND RIGHTS.

     The right to acquire Shares pursuant to the Director Option Grant Program shall be referred to as a "Director Option." Options granted under the Director Option Grant Program shall be referred to herein as "Options."

II.  DIRECTOR OPTION GRANT PROGRAM

     A.   ELIGIBILITY.

     Each individual serving as a Director shall be eligible to participate in the Director Option Grant Program and be granted Director Options.

     B.   GRANTS.

     Each of Messrs. Robert T. Geras, Robert A. Barish, M.D., Dennis
Brown, Michael D. Dunham, Douglas S. Harrington, M.D., and Kevin E. Moley, the later of the day following the closing of the Company's initial public offering of Common Stock (the "IPO") or their acceptance and admission as a member of the Company's Board of Directors, shall automatically receive an option to acquire 10,000 Shares. Subsequent grants of Options under the Plan shall be made from time-to-time subject to the terms hereof and such other terms and conditions as shall be set by the Board.

     C.   OPTION PERIOD.

     The length of each Director Option shall be ten years and one day from the day of grant. Each Director Option not exercised shall terminate at the end of its term if not subject to earlier termination as herein provided or as provided in the Option Agreement.


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     D.   OPTION PRICE.

     The price per share at which Shares may be acquired on exercise of a Director Option shall be one hundred percent (100%) of the Fair Market Value on the date of grant; provided however, the price per share at which the initial 60,000 Shares may be acquired shall be the IPO price for the Shares sold pursuant to its initial public offering.


III. SHARES SUBJECT TO THE PLAN.

     A.   NUMBER OF SHARES.

     The stock subject to the Options granted under this Plan shall be the Company's Common Stock and any other stock or security resulting from the adjustment thereof or substitution therefor as described in
Section III.G.(3). There shall be 100,000 Shares, subject to adjustment under Section III.G.(3), reserved and available for purchase on exercise of Options granted under the Plan. The Shares issued upon exercise of an Option may be authorized and unissued Shares, or Shares issued and re-acquired by the Company.

     B.   RELEASE OF SHARES.

     If any Option granted hereunder shall be canceled, expire or terminate for any reason without having been exercised in full, the Shares subject to the Option shall not thereafter be available for grant under this Plan except if and to the extent issued to an Optionee under the Plan in replacement for outstanding Options surrendered by the Optionee.

     C.   RESTRICTIONS ON SHARES.

     All Shares issued on exercise of an Option shall be subject to the terms and conditions specified herein and to those other terms, conditions and restrictions contained in the Option Agreement, as well as applicable federal and state laws, rules and regulations including, as may be required, approval by any government or regulatory agency. The Company may issue or deliver certificates for Shares prior to: (i) listing the Shares on any stock exchange on which the Common Stock may then be listed; (ii) registering or qualifying the Shares under federal or state law; provided, however, the Company shall not issue or deliver certificates for Shares prior to an Optionee tendering to the Company those documents or payments as the Board may deem necessary to satisfy any applicable withholding obligation for the Company to obtain a deduction on its federal, state or local tax return with respect to the exercise of an Option. The Company may cause any Common Stock to be properly marked with a legend or other notation reflecting the limitations on transfer provided in the Plan, the Option Agreement or as the Board may otherwise reasonably require to comply with law. Fractional Shares shall not be delivered, but shall be rounded to the next lower whole number of Shares.

     D.   STOCKHOLDER RIGHTS.

     An Optionee shall not have any rights of a stockholder as to Shares subject to an Option until, after properly exercising the Option, the Shares are recorded on the Company's official stockholder records as issued or transferred to the party exercising the Option. No adjustment shall be made for cash dividends or other rights if the record date for the cash dividend or other right is prior to the date the Shares are recorded as issued or transferred to the party exercising the Option, in the Company's official stockholder records, except as provided in Article III.G.3. The Company shall record the Shares as issued or transferred in an expeditious manner.


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     E.   STOCK VALUATION.

     Any determination of the value or closing price of Common Stock required by the Plan shall be determined in accordance with the following provisions, as applicable (which value or closing price shall be referred to herein as the "Fair Market Value per Share," or for a group of Shares a total "Fair Market Value"):

          (1) if, on the relevant date, the Common Stock is traded on a national or regional securities exchange or on the NASDAQ National Market System, on the basis of the closing sale price on the principal securities exchange on which the Common Stock may then be traded or, if there is no sale on the relevant date, then on the last previous day on which a sale was reported;

          (2) if, on the relevant date, the Common Stock is not listed on any securities exchange or traded on the NASDAQ National Market System, but otherwise is publicly-traded and reported on NASDAQ, on the basis of the mean between the closing bid and asked quotations in the over-the-counter market as reported by NASDAQ; but if there are no bid and asked quotations in the over-the-counter market as reported by NASDAQ on that date, then the mean between the closing bid and asked quotations in the over-the-counter market as reported by NASDAQ on the last previous day any bid and asked prices were quoted; and

          (3) if, on the relevant date, the Common Stock is not publicly-traded as described in (i) or (ii), in good faith by the Board.

     F.   OPTION PROVISIONS.

          (1) OPTION AGREEMENT. Each Option granted hereunder shall be evidenced by a written option agreement ("Option Agreement"), specifying, among other things, the Optionee, the period for which the Option thereunder is granted, the number of Shares for which the Option is granted, the Option price and the exercise schedule. The grant and exercise of Options hereunder are subject to all applicable federal, state and local laws, rules and regulations and, if required, any approvals by any government or regulatory agency.

          (2) EXERCISE OF OPTIONS. Director Options granted hereunder shall vest and be exercisable in installments as follows: to the extent of one third of the number of Shares commencing on each of the first, second and third anniversaries of the date of grant, provided that the Optionee is either serving as a Director on the applicable anniversary date, which provision may be waived in the sole discretion of a majority of the other then remaining members of the Board of Directors if such director is no longer serving on the applicable anniversary. If the Optionee does not in any given period purchase all of the Shares subject to the Option, the Optionee's right to purchase any Shares not purchased in the period shall continue until the expiration or sooner termination of the Option, except to the extent provided otherwise in the Option Agreement. To exercise an Option, an Optionee shall give written notice to the Company's Treasurer at the Company's office at 1126 South 70th Street, Milwaukee, Wisconsin, 53214-3151 (or the office which is the successor main office or which is otherwise designated as the office to which notice is to be given) of the number of Shares to be acquired and make any arrangements with the Treasurer as are acceptable to the Treasurer to satisfy the Optionee's federal, state and local tax withholding obligations and satisfy the Optionee's obligation under the Plan and the Option Agreement.

          (3) CANCELLATION OF OPTIONS. A Director Option is exercisable by an Optionee only so long as the director continues to hold office and for a period of thirty days thereafter; provided, however, that if the director ceases to hold office due to death, permanent and total disability or expiration of the director's term of office after the director attains his 65th birthday, all Options granted under the Plan shall be exercisable.


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          (4)  PAYMENT OF PURCHASE PRICE ON EXERCISE.  Unless otherwise determined by the Board, the purchase price of the Shares acquired on exercise of an Option shall be paid to the Company at the time of exercise in cash, Shares or any other form of payment acceptable to the Board.

          (5) NONASSIGNABILITY. Options are not transferable except by will or the laws of descent and distribution, and are exercisable during an Optionee's lifetime only by the Optionee, or the appointed guardian or legal representative of the Optionee.

          (6) LOCK UP AGREEMENT. The shares of Common Stock purchased pursuant to an Option shall not be sold or otherwise transferred (except to the Option holder's immediate family members by gift, will or intestacy), whereby such permitted transferee shall continue to be subject to the restrictions of this subchapter III F(6) for a period of 455 days following the date of acceleration of effectiveness of a registration statement for the initial public offering of Common Stock of the Company.

     G.   PROVISIONS APPLICABLE TO THE PLAN.

          (1)  TERMINATION OF PLAN.  This Plan shall terminate on June
30, 2012, or at such earlier time as determined by the Board. No Options shall be granted under the Plan after that date. Any Options outstanding under the Plan at the time of its termination shall remain in effect until they shall have been exercised, expired or otherwise canceled or terminated as provided herein or in the Option Agreement. Termination of the Plan shall not diminish the authority granted to the Board to administrate the Plan.

          (2) INVESTMENT REPRESENTATION. If the disposition of Common Stock acquired on exercise of any Option is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from registration, the acquired Shares shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder. Each Option Agreement shall contain a requirement that, on demand by the Board, the individual exercising an Option shall state in writing, as a condition precedent to each exercise, that the Optionee is acquiring the Common Stock for investment only and not for resale or with a view to distribution. The Board may set forth in an Option Agreement other terms and conditions relating to the registration or qualification of the Common Stock under federal or state securities laws as it desires.

          (3)  EFFECT OF CERTAIN CHANGES.

          a. ADJUSTMENTS. If the Company declares a stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), sells all or a substantial portion of its assets (if measured on either a stand-alone or consolidated basis), undertakes a reorganization, rights offering, share offering, partial or complete liquidation, or any other corporate transaction or event involving the Company and having an effect similar to any of the foregoing, then the Board may adjust or substitute, as the case may be, the number of Shares available for Options under the Plan, the number of Shares covered by outstanding Options, the exercise price per Share of outstanding Options, any target Fair Market Value per Share that the Common Stock is required to reach for all or a portion of any Options to vest, and any other characteristics or terms of the Options as the Board deems necessary or appropriate to equitably reflect the effects of those changes to the Option holders; provided, however, that any fractional Shares resulting from the adjustment shall be eliminated by rounding to the next lower whole number of Shares with appropriate payment for the fractional Shares as determined by the Board. The Board may waive any limitations set forth in or imposed pursuant to the terms and conditions of the Plan or an Option Agreement so that all Options,


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     from and after a date prior to the effective date of an event specified above or a Change in Control (as defined below), shall be exercisable in full.

          b.   DISSOLUTION, LIQUIDATION, CORPORATE SEPARATION OR
DIVISION. If the Board proposes to dissolve or liquidate the Company or the Company is involved in any other corporate transaction or event and having effects on the Options similar to any of the foregoing, the Board may, in addition to the provisions of this SECTION III.G.(3)(A), terminate each outstanding Option granted under the Plan as of a date fixed by the Board; provided, however, that not less than thirty (30) days prior written notice of the date so fixed shall be given to each Optionee (or Beneficiary), who shall have the right, during the thirty (30) days preceding such date, to exercise all Options, whether or not otherwise exercisable, as to all or any part of the Shares covered thereby.

          c. MERGER, CONSOLIDATION, OR SALE OF ASSETS. If the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or the Company sells or otherwise disposes of all or a substantial portion of its assets or is involved in any other transaction or event which has an effect on the Shares or Options similar to the foregoing, then in addition to the provisions of this SECTION III.G.(3), all Options outstanding under the Plan shall become exercisable at that time and the Board may cancel all outstanding Options as of the effective date of any transaction or event; provided that not less than thirty (30) days prior written notice of the date so fixed for cancellation shall be given to each Optionee (or Beneficiary), who shall have the right, during the thirty (30) days preceding the effective date of the transaction or event, to exercise all Options, whether or not otherwise exercisable, as to all or any part of the Shares covered thereby.

          d.   CERTAIN MERGERS AND CONSOLIDATIONS.  This SECTION
III.G.(3) shall not apply to a merger or consolidation in which the Company is the surviving corporation and Shares are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value.

          e. DEFINITION OF COMMON STOCK. In the event of a change in the Company's Common Stock as presently constituted, the Shares resulting from any change shall be deemed to be the Common Stock within the meaning of the Plan.

          f. DETERMINATION OF THE BOARD. The Board shall make all adjustments required under this SECTION III.G.(3). All adjustments shall be final, binding and conclusive.

          g. LIMITATIONS UNDER THIS SECTION III.G.(3). The grant of an Option pursuant to the Plan shall not in any way effect the Company's right or power to make adjustments, reclassifications, reorganizations or changes to its capital or business structures or to merge or to consolidate or to dissolve, liquidate, sell or transfer all or part of its business or assets.

          (4)  WITHHOLDING OBLIGATIONS.

          The Optionee or Beneficiary may satisfy any withholding obligation under the Plan or an Option Agreement by requesting the Company to withhold and not transfer or issue Shares with a fair market value equal to the withholding obligation, otherwise issuable or transferable to the Optionee pursuant to the exercise of an Option. The provisions of this
SECTION III.G.(4) shall apply and be available to any Optionee who, on the date of exercise of an Option may be subject, in the Company's opinion, to
Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder (a "Section 16(b) Optionee") only if, and to the extent that: (i) the Section 16(b) Optionee


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requests withholding of the Shares not earlier than six (6) months subsequent to the date of the grant of the Option; or (ii) the election by the Section 16(b) Optionee otherwise complies with the exemptive provisions of Rule 16b-3 under the Exchange Act as determined in the sole opinion of the Company's general counsel. If an Optionee is issued Shares without making an election as described in this SECTION III.G.(4) and if the date on which the amount of tax withholding is determined is deferred until at least six months after the exercise date of the Option, the Board may require as a condition to issuance of Shares that the Optionee tender to the Company the proper number of Shares to satisfy the withholding obligation on the date the tax withholding is determined. Any right or election of an Optionee under this SECTION III.G.(4) shall be subject to the approval of the Board. With respect to persons subject to Section 16 of the Exchange Act, transitions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of this Plan or any action by the Board fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

          (5)  NOTICE TO THE COMPANY OF OPTIONEE'S ELECTION.

          Any Optionee exercising an election under Section 83 of the Code to have the receipt of Shares hereunder taxed currently, without regard to the restrictions imposed under the Plan or an Option Agreement or law, shall give notice to the Company of the election immediately upon making the election.

     H.   INDEMNIFICATION OF THE BOARD.

     In addition to such other rights of indemnification as they may have as Board members, and to the extent permitted by law, the members of the Board shall be indemnified and held harmless by the Company and each direct or indirect subsidiary of the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided the settlement is approved by the Company's legal counsel) or paid by them in satisfaction of a judgment in any action, suit or proceeding, except in relation to matters as to which it shall be adjudged in the action, suit or proceeding that the Board member is liable for gross negligence or gross misconduct in the performance of its duties; provided that within sixty (60) days after institution of any action, suit or proceeding a Board member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the action.

     I.   PLAN BINDING ON SUCCESSORS.

     Except as provided herein, the Plan shall be binding on the successors and assigns of the Company.

     J.   INTERPRETATION AND GOVERNING LAW.

     Whenever necessary or appropriate in this Plan and where the context admits, the singular term and the related pronouns shall include the plural and the masculine and feminine gender. The Plan shall be construed and enforced according to the internal laws of the State of Wisconsin.

                           * * * * *


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                MERGE TECHNOLOGIES INCORPORATED
             1998 DIRECTOR STOCK OPTION AGREEMENT
                 DIRECTOR OPTION GRANT PROGRAM


        THIS OPTION AGREEMENT is made as of the 4th day of February, 1998 by and between MERGE TECHNOLOGIES INCORPORATED (the "Company"), and _____________ ("Optionee"). All definitions contained in the Merge Technologies Incorporated 1998 Stock Option Plan for Directors ("Plan") are hereby incorporated by reference and shall have the same meanings in this Agreement as are contained in the Plan.

        WHEREAS, Optionee serves as a director of the Company and, in his capacity as a director, provides valuable services to the Company, and whereas by affording an opportunity to purchase Shares (as defined below), the Company desires to provide additional motivation to the Optionee to achieve long-term growth in stockholder equity.

        NOW, THEREFORE, in consideration of the premises, the mutual covenants hereinafter set forth, and other good and valuable consideration, the Company and Optionee agree as follows:

        1. Grant of Option. Subject to the terms and conditions of the Plan and this Option Agreement, the Company hereby grants to the Optionee the option to purchase an aggregate of 10,000 shares of the Company's Common Stock ("Shares"). The Options granted hereunder are designated as non-qualified stock options and are not incentive stock options as described in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

        2. Purchase Price. The price per share at which Shares may be acquired on exercise shall be $6.00.

        3. Exercise Schedule. Subject to becoming exercisable earlier as provided in the Plan, and subject to the provisions of Section 4 of this Agreement, the Options granted hereunder shall vest and be exercisable in installments as follows: to the extent of one-third of the number of Shares commencing on each of the first, second and third anniversaries of the date of grant, provided that the Optionee is serving as a Director on the applicable anniversary date, which provision may be waived in the sole discretion of a majority of the other then remaining members of the Board of Directors if such director is no longer serving on the applicable anniversary.

          4. Period and Cancellation. The exercise period of each Option shall terminate ten years and one day from the date of grant, unless sooner terminated as provided in this Option Agreement or under the Plan. The exercise period of each Option shall also terminate thirty (30) days following termination of the Optionees term of office as a director ("Termination") except if:

               (i) the Termination is due to: (a) the death or permanent and total disability of the Optionee; or (b) the expiration of the Optionee's term of office as a director after the Optionee attains his 65th birthday; then any unexercised Options to acquire Shares will become immediately exercisable (without regard to meeting or complying with the other vesting provisions of this Option Agreement or the Plan), as of the date of death, disability or expiration of the Optionees term of office as a director and may be exercised by the Optionee, the Optionee's legal representative or the Optionee's Beneficiary(ies), as the case may be, at any time within one year in the case of (a) and ninety (90) days in the case of (b);



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                 (ii)   the Termination is due to any reason other than as
described in subsection (i) above, any unexercised Options which have vested pursuant to the terms of this Option Agreement and the Plan on or before the Termination must be exercised by the Optionee, his or her legal representative or his or her Beneficiary(ies) within thirty (30) days after the date of termination; or

                (iii) the Termination is in the manner described in subsection (i) above (other than by death) and the Optionee dies prior to the expiration of the applicable exercise period set forth therein, the Options may be exercised by his or her legal representative or his or her Beneficiary(ies) within the remainder of the period that would have been applicable to the Optionee prior to the Optionee's death.

        Termination of the exercise period shall result in termination and cancellation of the Options. For purposes of this Option Agreement, "disability" of the Optionee shall be deemed to have occurred if the Optionee has suffered permanent and total physical or mental illness, injury or infirmity of such a nature, degree or effect as to render the Optionee substantially unable to perform his or her duties at the same level as previously performed for the Company. The Board shall determine, according to the facts then available to them, whether and when disability has occurred and the date of disability shall be the date of any such determination.

        5.      Method of Option Exercise.   An Optionee shall exercise
Options by delivering written notice of intent to exercise to the Company's Treasurer or Chief Financial Officer at the Company's principal office located at 1126 South 70th Street Suite S107B, Milwaukee, Wisconsin 53214-3151 (or the office which is the successor main office or which is otherwise designated as the office to which notice is to be given as the Board may direct). Each notice shall: (i) state the Optionee's election to exercise the Option and the number of Shares in respect of which the Option is being exercised; (ii) be signed by the person or persons exercising the Option; (iii) be accompanied by proof, reasonably satisfactory to the Company's Treasurer or Chief Financial Officer, of the right of that person or persons to exercise the Option if the Option is being exercised by any person or persons other than the Optionee; and (iv) be accompanied by payment, in cash, Shares or any other form of payment acceptable to the Board.

     An Option shall not have been exercised unless all the preceding provisions of this paragraph shall have been complied with and, for all purposes of this Option Agreement, the date of the exercise of the Option with respect to any particular Shares shall be the date on which the notice, proof (if required), and payment shall all have been received by the Treasurer or Chief Financial Officer. The certificate or certificates for the Shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option and shall be delivered to or upon the written order of the person or persons exercising the Option as soon as practicable after receipt by the Treasurer or Chief Financial Officer of the notice, proof (if required) and payment. Delivery shall be made at the principal office of the Company, or at any other place as the Board shall have designated by notice. The purchase price of any Shares as to which Options shall be exercised shall be paid in full at the time of the exercise.

     6. Change in Control. Notwithstanding the provisions of Section 3 of this Agreement, if while unexercised Options remain outstanding under the Option Agreement and an Optionee's service as a director of the Company is terminated due to a Change in Control (as defined below), all outstanding Options shall become exercisable from and after the date of the termination of the Optionee's employment.



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        For the purposes of this Section 6, the term "Change in Control"
shall mean that the members of the Board of Directors of the Company as of the date this Agreement is executed fail to constitute a majority of the members of the Board of Directors of the Company; provided, however, that if the Optionee has consented to the appointment or election of an individual who becomes a new member of the Board of Directors, for the purposes of this paragraph, that new member shall be treated as if he were a member of the Board of Directors as of the date this Agreement is executed.

        7. No Rights as Stockholder. The Optionee shall have no rights as a stockholder with respect to Shares covered by the Option until the date of issuance of a stock certificate for the Shares; no adjustment for cash dividends, or otherwise, shall be made if the record date therefor is prior to the date of exercise of the Option.

        8. Requirements of Law. The Company may issue or deliver certificates for Shares prior to: (i) listing of the Shares on any stock exchange on which the Shares may then be listed; (ii) registering or qualifying the Shares under federal or state law; provided, however, the Company shall not issue or deliver certificates for Shares prior to an Optionee tendering to the Company those documents or payments as the Board may deem necessary to satisfy any applicable withholding obligation for the Company to obtain a deduction on its federal, state or local tax return with respect to the exercise of an Option. If the disposition of Shares acquired on exercise of any Option is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from registration, the acquired Shares shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder. Furthermore, on demand by the Board, the individual exercising an Option shall state in writing, as a condition precedent to each exercise, that the Optionee is acquiring the Shares for investment only and not for resale or with a view to distribution. In addition, any certificates for Shares issued pursuant to the terms of this Option Agreement or the Plan shall bear the following or similar legend:



THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF BY THE HOLDER EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE ACT WITH RESPECT THERETO OR IN ACCORDANCE WITH AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

No Shares may be sold, transferred, or otherwise alienated or hypothecated so long as the certificate evidencing the Shares bears this legend.


     9. Cause to be Registered Under the Act. The Board may, in its discretion, register the Shares acquired by Optionee under the Securities Act. Further, if at any time the Company proposes to register any of its equity securities under the Securities Act, whether or not for its own account, and there exist Shares which cannot be sold under an existing registration statement or Rule 144(k) (or any similar provision then enforced), then the Company shall give written notice of the proposed filings to the holders of the Shares at least 20 days before the anticipated filing date. This notice shall offer the holders the opportunity to register the Shares. The Company shall register all Shares with respect to which the Company has received written requests for inclusion therein within 15 business days after notice has been duly given to the applicable holder. The holder of restricted Shares shall be permitted to withdraw all or any part or the restricted Shares from this registration at any time prior to the effective date of the registration.



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     10.     Non-transferability.  The Option shall not be assigned,
transferred (except as herein provided), pledged, or hypothecated in any way (whether by operation of law or otherwise), other than by will or the laws of descent and distribution. The Option is exercisable during an Optionee's lifetime only by the Optionee or the appointed guardian or legal representative of the Optionee, and no Option shall be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition contrary to the provisions hereof, and the levy of any attachment or similar process upon the Option shall be null and void and without effect. The Company shall have the right to terminate the Option upon any assignment, transfer, pledge, hypothecation, other disposition of the Option, or level of attachment or similar process, by notice to that effect to the person then entitled to exercise the Option; provided, however, that termination of the Option hereunder shall not prejudice any rights or remedies which the Optionee, the Company or any subsidiary of the Company may have under this Option Agreement or otherwise.

        11. Changes in Company's Capital Structure. The existence of the Option shall not affect in any way the right or authority of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

        12. Board Action Final. Any dispute or disagreement which shall arise under, as a result of, or in any way relate to the interpretation or construction of this Agreement or the Plan shall be determined by the Board. Any such determination made hereunder shall be final, binding, and conclusive for all purposes.

        13. Withholding. The Optionee and Company agree that the Company shall have no obligation to issue or transfer Shares upon the exercise of the Option, unless and until the Optionee or Beneficiary shall have reasonably satisfied the obligation of the Company, or with respect to the withholding of federal, state or local taxes, or in order to reasonably sustain a right of the Company to a tax deduction under federal, state or local law with respect to the exercise of an Option. At the election of the Optionee or the Beneficiary, as the case may be, the Company's withholding obligation may be satisfied by the Optionee or Beneficiary tendering cash, or Shares previously owned by the Optionee or directing that a number of Shares be withheld from issuance upon the exercise of an Option (or any combination of any of the foregoing) as the Board reasonably determines necessary to satisfy the obligation of the Company, or in order to sustain a right of the Company to a tax deduction under federal, state or local law with respect to the exercise of an Option.

        14. Term of Directorship. The Plan, this Option Agreement and any Option granted under the Plan and this Option Agreement shall not confer upon any Optionee any right to continued service as a director of the Company, nor shall they interfere in any way with the right of the Company, to, subject to other agreements with the Optionee, terminate an Optionee's term of service as a director at any time.

        15. Plan Controlling. This Option Agreement is executed pursuant to the provisions of the Plan and is subject to all of the provisions of the Plan which shall be controlling.

        16. Successors and Assigns. This Option Agreement shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon the Optionee or his Beneficiary and all rights granted to the Company, hereunder or as stipulated in the Plan shall be binding upon the Optionee's or the Beneficiary's heirs, legal representatives, and successors.

        17. Choice of Laws. This Agreement shall be construed and enforced according to the internal laws of the State of Wisconsin.

        IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Optionee has hereunto set his hand, as of the day and year first above written.

MERGE TECHNOLOGIES INCORPORATED


By:
________________________________________
Name:
________________________________________
Title:
________________________________________



________________________________________
[Name of Optionee]